UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 11, 2010

  MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-24487 (Commission File Number)	77-0322161 (IRS Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA  94085
(Address of Principal Executive Offices, including zip code)

(408) 530-5000
(Registrant's telephone number including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Member of the Board of Directors

On November 11, 2010, the Board of Directors (the “Board”) of MIPS Technologies, Inc. (the “Company”) appointed Frederick D. Weber as a Class I director for a term expiring at the 2011 Annual Meeting of Stockholders.  The Compensation and Nominating Committee of the Board recommended Mr. Weber for election as a director.  In addition, Mr. Weber was appointed to the Compensation and Nominating Committee of the Board commencing with the Committee's next regularly scheduled meeting.

Mr. Weber will participate in the Company’s non-employee director compensation program. Pursuant to this program, Mr. Weber will receive an initial equity award of $70,000 in restricted stock units that vest 50% after one year and 50% after two years, an annual retainer of $25,000 (to be paid on a quarterly basis), $1,500 for each board meeting attended, and $1,000 for each committee meeting attended. Mr. Weber has also entered into the Company's standard Indemnification Agreement.

There was no arrangement or understanding between Mr. Weber and any other persons pursuant to which Mr. Weber was selected as a director.

The Offer Letter for Mr. Weber is attached hereto as Exhibit 10.1 and is incorporated by reference herein.  A press release announcing Mr. Weber’s election to the Board is attached hereto as Exhibit 99.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On November 11, 2010, the Company held its 2010 Annual Meeting of Stockholders at the Company’s corporate offices in Sunnyvale, California. At the Annual Meeting, the Company’s stockholders voted on the following two proposals:

1.  The election of one (1) Class II director to serve for a two-year term until the 2012 Annual Meeting of Stockholders and two (2) Class III directors to serve for three-year terms until the 2013 Annual Meeting of Stockholders. The results of the voting were as follows:

a. Sandeep Vij (Class II director)

Number of shares voted FOR	27,204,117
Number of shares WITHHELD	223,383
Number of Broker Non-Votes	12,074,686

b. Kenneth L. Coleman (Class III director)

Number of shares voted FOR	26,116,792
Number of shares WITHHELD	1,310,708
Number of Broker Non-Votes	12,074,686

c. William M. Kelly (Class III director)

Number of shares voted FOR	27,163,269
Number of shares WITHHELD	264,231
Number of Broker Non-Votes	12,074,686

The other directors whose terms of office as directors have continued after the annual meeting are:  Fred M. Gibbons, Robert R. Herb and Robin L. Washington.

2. Ratification of the appointment of Ernst & Young LLP, as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2011. The results of the voting were as follows:

Number of shares voted FOR	38,704,641
Number of shares AGAINST	578,705
Number of shares ABSTAINED	218,840

Item 8.01.  Other Events.

On November 11, 2010, the Board approved Mr. Kenneth L. Coleman as the new Chairman of the Board.  Mr. Coleman has been a Board member since January 1998.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1	Offer Letter for Frederick Weber dated November 11, 2010

99.1	Press Release, dated November 11, 2010, relating to the appointment of Frederick Weber to the MIPS Technologies, Inc. Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPS TECHNOLOGIES, INC. (Registrant)

Date: November 11, 2010	By:	/s/ GAIL SHULMAN
Name: Gail Shulman
Title: Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter for Frederick Weber dated November 11, 2010
99.1	Press Release, dated November 11, 2010, relating to the appointment of Frederick Weber to the MIPS Technologies, Inc. Board of Directors